UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2025

LIFEWAY FOODS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Illinois	000-17363	36-3442829
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6431 Oakton Street Morton Grove, Illinois	60053
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 967-1010

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LWAY	Nasdaq Global Market
Preferred Stock Purchase Rights	None	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 26, 2025, the Board of Directors (the “Board”) of Lifeway Foods, Inc., an Illinois corporation (the “Company”), in accordance with the Company’s Second Amended and Restated Bylaws, as amended, set the size of the Board at nine (9) directors until the Company’s 2025 annual meeting of shareholders (the “Annual Meeting”) and appointed Kirk Chartier and Susan Hultquist (the “New Directors”) to serve as directors until the next annual meeting of stockholders of the Company or their earlier resignation or removal.

The New Directors will receive compensation for service to the Board in accordance with the non-employee director compensation program paid by the Company to all non-employee directors.

There are no arrangements or understandings between either of the New Directors and any other person pursuant to which each New Director was selected as director. There are no family or other relationships between either of the New Directors and the Company or any related person that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Other Events.

On December 1, 2025, the Company issued a press release responding to Edward Smolyansky’s (the “Dissident”) intent to nominate George Sent and the Dissident for election to the Company’s Board at the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information under Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing regardless of any general incorporation language in such filing.

Item 8.01.	Other Events.

The Company previously announced that the Annual Meeting will be held on December 16, 2025. On December 1, 2025, the Company filed and mailed its definitive proxy statement announcing the Annual Meeting will be held on December 29, 2025.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release dated December 1, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEWAY FOODS, INC.

Date: December 1, 2025	By:	/s/ Eric Hanson
		Name:	Eric Hanson
		Title:	Chief Financial Officer

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